Commitments And Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Future Minimum Lease Commitments
The future minimum lease commitments of the Company under various non-cancelable operating lease agreements in respect of premises, motor vehicles and office equipment as of December 31, 2015, are as follows:

2016	$51,969
2017	40,383
2018	26,071
2019	20,306
2020	13,188
2021 and thereafter (*)	72,982
$224,899

(*)
During 2012, the Company entered into a lease agreement for a new complex with Ogen Yielding Real Estate Ltd. The lease period of the new complex is 15 years that will begin after the conclusion of the construction during 2016. The expected lease fee will be approximately $3,000 per annum.